Q3 2018 Earnings Summary October 31, 2018 Extended Stay America, Inc. ESH Hospitality, Inc.

important disclosure information This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward looking statements involve known and unknown risks, uncertainties and other factors that may cause Extended Stay America, Inc.’s (the “Corporation”) and ESH Hospitality, Inc.’s (“ESH REIT,” and together with the Corporation, the “Company”) actual results or performance to differ from those projected in the forward-looking statements, possibly materially. For a description of factors that may cause the Company’s actual results or performance to differ from projected results or performance implied by forward- looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the Company’s combined annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 27, 2018 and other documents of the Company on file with or furnished to the SEC. Any forward- looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements. This presentation includes certain non-GAAP financial measures, including Hotel Operating Profit, Hotel Operating Margin, EBITDA, Adjusted EBITDA, Funds from Operations (“FFO”), Adjusted Funds From Operations (“Adjusted FFO”), Adjusted FFO per diluted Paired Share, Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income per diluted Paired Share. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP, and to the Company’s combined annual report on Form 10-K filed with the SEC on February 27, 2018 for definitions of these non-GAAP measures. This presentation includes certain operating metrics presented on a comparable system-wide basis. The term “comparable system-wide” refers to the hotels operated under the Extended Stay America brand and owned, franchised and/or managed by the Company for the three and nine months ended September 31, 2018 and 2017. For franchised and/or managed hotels, we earn certain fees based on a percentage of revenues of the franchised or managed hotels. Unless otherwise stated, the financial and operating data included in this presentation do not give effect to hotel dispositions. 2

Q3 2018 Operating Results & Financial Highlights comparable system-wide revenue per available net income (in millions)1 room (“RevPAR”) $55.57 $54.55 $75.7 $66.3 Q3 2017 Q3 2018 Q3 2017 Q3 2018 hotel operating margin2 adjusted FFO per diluted Paired Share1,2 57.2% 55.5% $0.61 $0.57 Q3 2017 Q3 2018 Q3 2017 Q3 2018 adjusted EBITDA (in millions) 1,2 adjusted Paired Share income per diluted Paired Share1,2 $180.3 $0.39 $173.7 $0.35 Q3 2017 Q3 2018 Q3 2017 Q3 2018 1Net Income, Adjusted EBITDA, Adjusted FFO per diluted Paired Share and Adjusted Paired Shared Income per diluted Paired Share were affected by lost contribution from 4 hotels sold in 2Q 2017, 1 hotel sold in 4Q 2017, 26 hotels sold in 1Q 2018 and 32 hotels sold in 3Q 2018. 2See Appendix for Hotel Operating Margin, Adjusted FFO per diluted Paired Share, Adjusted EBITDA and Adjusted Paired Share Income per diluted Paired Share reconciliations. 3

Nine Months 2018 Operating Results & Financial Highlights comparable system-wide revPAR net income (in millions)1 $52.35 $172.4 $51.16 $132.0 Q1-Q3 2017 Q1-Q3 2018 Q1-Q3 2017 Q1-Q3 2018 hotel operating margin2 adjusted FFO per diluted Paired Share1,2 55.7% 54.8% $1.60 $1.44 Q1-Q3 2017 Q1-Q3 2018 Q1-Q3 2017 Q1-Q3 2018 adjusted EBITDA (in millions) 1,2 adjusted Paired Share income per diluted Paired Share1,2 $482.7 $0.94 $473.2 $0.81 Q1-Q3 2017 Q1-Q3 2018 Q1-Q3 2017 Q1-Q3 2018 1Net Income, Adjusted EBITDA, Adjusted FFO per diluted Paired Share and Adjusted Paired Shared Income per diluted Paired Share were affected by lost contribution from 4 hotels sold in 2Q 2017, 1 hotel sold in 4Q 2017, 26 hotels sold in 1Q 2018 and 32 hotels sold in 3Q 2018. 2See Appendix for Hotel Operating Margin, Adjusted FFO per diluted Paired Share, Adjusted EBITDA and Adjusted Paired Share Income per diluted Paired Share reconciliations. 4

Quarterly Distribution and Select Balance Sheet Amounts quarterly distribution cash balance (in millions)2 per Paired Share1 +4.8% $386.6 $0.22 $0.21 $227.4 Q3 2017 Q3 2018 Q2 2018 Q3 2018 adjusted net debt / TTM adjusted EBITDA ratio3 debt outstanding (in millions)4 3.8X $2,525 $2,522 3.6X Q2 2018 Q3 2018 Q2 2018 Q3 2018 ¹ Distribution dates of December 5, 2017 and November 29, 2018. 2 Includes restricted and unrestricted cash. 3 Net debt calculation is (gross debt – total restricted and unrestricted cash) divided by TTM Adjusted EBITDA on a 599 hotel basis for Q2 2018 and a 567 hotel basis for Q3 2018 . 5 4 Gross debt outstanding (excludes discounts and deferred financing costs).

Asset Disposition Update 150 150 77 63 31 30 4 5 Timing 2Q17 4Q17 1Q18 1Q18 3Q18 FCF Multiple4 ~17.5x ~16x ~16x ~19.5x ~17.8x Gross $61 $16 $114 $45 $125 Proceeds5 million million million million million (1) 16 ESA hotels sold to Provident Realty Advisors, Inc. and 16 ESA hotels sold to Lodging Advisory Group, LLC. (2) Under a purchase and sale agreement to sell 14 ESA hotels. Subject to customary due diligence, the Company expects to complete this transaction in 4Q 2018. (3) Approximate number of hotel assets expected to be sold between 2019 and 2021. None of these hotel assets are currently under contract. The actual number of hotels sold may differ. (4) Free Cash Flow Multiple (“FCF”) is equal to the gross proceeds / (pro forma TTM adjusted EBITDA – pro forma maintenance and renovation capex). (5) Gross proceeds before transaction expense. Gross proceeds also include initial franchise and development application fees. 6

ESA Pipeline Update Company Owned Pipeline & Recently Opened Hotels as of September 30, 2018 Under Option Pre-Development Under Construction Total Pipeline Opened YTD # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms 8 992 8 1,016 2 231 18 2,239 1 115 Third Party Pipeline & Recently Opened Hotels as of September 30, 2018 Commitments Applications Executed Total Pipeline Opened YTD # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms 27 3,348 6 744 1 124 34 4,216 0 0 Definitions Under Option Locations with a signed purchase and sale agreement Pre-Development Land purchased, permitting and/or site work Under Construction Hotel is under construction Commitments Signed commitment to build a certain number of hotels by a third party Applications Third party filed franchise application with deposit Executed Franchise application approved, various stages of pre-development and/or under construction 7

Q3 2018 Results, Q4 2018 Guidance[1] and Full Year 2018 Guidance[1]

(in millions, except %)	Q3 2018 Guidance			Q3 2018 Actual
RevPAR % Δ^2	1.0%	to	3.0%	1.9%
Adjusted EBITDA	$170		$176	$173.7

(in millions, except %)	Q4 2018 Guidance[1]		
RevPAR % Δ^2	0.0%	to	2.0%
Adjusted EBITDA	$123		$130

(in millions, except %)	2018 Guidance			Prior Outlook[4]		
RevPAR % Δ^2	1.75%	to	2.25%	1.0%	to	2.75%
Net income	$202		$209	$194		$208
Adjusted EBITDA[3]	$596		$603	$595		$610
Depreciation and amortization	$209		$209	$213		$213
Net interest expense	$128		$128	$130		$130
Effective tax rate	16.5%		17.0%	16.5%		17.0%
Adjusted Paired Share income per diluted Paired Share	$1.10		$1.14	$1.07		$1.15
Expected capital returns	$260		$300	$260		$300
Capital expenditures	$215		$235	$205		$235

Our updated guidance reflects the sale of 32 hotels in the third quarter of 2018 as well as expected disposition of 14 hotels in the fourth quarter of 2018, which reflects lost contribution of approximately $4.5 million in the fourth quarter of 2018 for those 46 hotels.

[1] Guidance for Q4 2018 and full year 2018 is as of October 31, 2018.
[2] RevPAR % Δ shown on a comparable system-wide basis.
[3] Estimated lost contribution of approximately $22 million related to 5 hotel assets sold in 2017, 26 hotel assets sold in 1Q 2018, 32 hotel asset sold in 3Q 2018 and expected 14 hotel assets to be sold in 4Q 2018 for the full year 2018.
[4] Prior guidance from July 25, 2018.

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appendix

OPERATING METRICS FOR THE 32 HOTELS SOLD IN 3Q 2018 (Unaudited) Q4 2017 Q1 2018 Q2 2018 Q3 2018 Total Dispositions (32) Number of hotels 32 32 32 32 Number of rooms 3,456 3,456 3,456 3,456 Occupancy 63.0% 66.6% 70.4% 71.9% ADR $ 51.69 $ 49.79 $ 50.67 $ 48.80 RevPAR $ 32.58 $ 33.14 $ 35.69 $ 35.08 10

HOTEL REVENUES AND EXPENSES FOR THE 32 HOTELS SOLD IN 3Q 2018 (In thousands) (Unaudited) Total Dispositions (32) Room revenues $ 10,360 $ 10,309 $ 11,225 $ 10,729 Other hotel revenues 223 230 243 171 Total hotel revenues 10,583 10,539 11,468 10,900 Hotel operating expenses 6,182 6,251 6,728 6,895 The above table does not adjust for pro-forma franchise royalties, system service fees, or management fees after the transaction. 11

OPERATING METRICS FOR THE 14 HOTELS UNDER CONTRACT TO BE SOLD (Unaudited) Q4 2017 Q1 2018 Q2 2018 Q3 2018 Hotels Under Contract (14) Number of hotels 14 14 14 14 Number of rooms 1,386 1,386 1,386 1,386 Occupancy 54.3% 48.9% 69.4% 78.7% ADR $ 50.45 $ 50.50 $ 51.84 $ 53.45 RevPAR $ 27.38 $ 24.67 $ 36.00 $ 42.07 12

HOTEL REVENUES AND EXPENSES FOR THE 14 HOTELS UNDER CONTRACT TO BE SOLD (In thousands) (Unaudited) Q4 2017 Q1 2018 Q2 2018 Q3 2018 Hotels Under Contract (14) Room revenues $ 3,487 $ 3,073 $ 4,537 $ 5,363 Other hotel revenues 75 73 102 100 Total hotel revenues 3,562 3,146 4,639 5,463 Hotel operating expenses 2,355 2,550 2,790 2,715 The above table does not adjust for pro-forma franchise royalties, system service fees, or management fees after the transaction. 13

NON-GAAP RECONCILIATION OF NET INCOME TO HOTEL OPERATING PROFIT AND HOTEL OPERATING MARGIN FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2018 AND 2017

(In thousands)
(Unaudited)

Three Months Ended September 30, 2018	Three Months Ended September 30, 2017	Variance		Nine Months Ended September 30, 2018	Nine Months Ended September 30, 2017	Variance
$ 75,692	$ 66,250	14.3%	Net income	$ 172,357	$ 132,038	30.5%
15,014	20,295	(26.0)%	Income tax expense	35,218	40,721	(13.5)%
31,007	31,651	(2.0)%	Interest expense, net	95,072	96,958	(1.9)%
(251)	(278)	(9.7)%	Other non-operating (income) expense	48	(426)	111.3%
(39)	(344)	(88.7)%	Other income	(501)	(2,400)	(79.1)%
(3,517)	-	n/a	(Gain) loss on sale of hotel properties	(41,599)	1,897	2,292.9%
-	-	n/a	Impairment of long-lived assets	43,600	20,357	114.2%
52,138	57,314	(9.0)%	Depreciation and amortization	159,652	172,789	(7.6)%
21,921	23,823	(8.0)%	General and administrative expenses	71,406	75,560	(5.5)%
1,949	2,047	4.8%	Loss on disposal of assets [1]	2,617	8,065	(67.6)%
(1,446)	-	n/a	Franchise and management fees	(3,493)	-	n/a
$ 192,468	$ 200,758	(4.1)%	Hotel Operating Profit	$ 534,377	$ 545,559	(2.0)%
$ 340,917	$ 345,089	(1.2)%	Room revenues	$ 958,075	$ 963,505	(0.6)%
5,943	5,777	2.9%	Other hotel revenues	16,710	16,715	(0.0)%
$ 346,860	$ 350,866	(1.1)%	Total room and other hotel revenues	$ 974,785	$ 980,220	(0.6)%
55.5%	57.2%	(170) bps	Hotel Operating Margin	54.8%	55.7%	(90) bps

(1) Included in hotel operating expenses in the unaudited condensed consolidated statements of operations.

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NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2018 AND 2017 (In thousands) (Unaudited) Three Months Ended Nine Months Ended September 30, September 30, 2018 2017 2018 2017 $ 75,692 $ 66,250 Net income $ 172,357 $ 132,038 31,007 31,651 Interest expense, net 95,072 96,958 15,014 20,295 Income tax expense 35,218 40,721 52,138 57,314 Depreciation and amortization 159,652 172,789 173,851 175,510 EBITDA 462,299 442,506 1,811 2,720 Equity-based compensation 5,999 9,049 (251) (1) (278) (1) Other non-operating (income) expense 48 (1) (426) (1) - - Impairment of long-lived assets 43,600 20,357 (3,517) - (Gain) loss on sale of hotel properties (41,599) 1,897 1,783 (2) 2,314 (3) Other expenses 2,831 (4) 9,333 (5) $ 173,677 $ 180,266 Adjusted EBITDA $ 473,178 $ 482,716 (1) Includes impact of foreign currency transaction gain/loss and gain/loss related to interest rate swap. (2) Includes loss on disposal of assets of approximately $1.9 million and costs related to hotel acquisitions and dispositions. (3) Includes loss on disposal of assets of approximately $2.1 million and costs related to hotel acquisitions, dispositions and secondary offerings. (4) Includes loss on disposal of assets of approximately $2.6 million and costs related to hotel acquisitions and dispositions. (5) Includes loss on disposal of assets of approximately $8.1 million and costs related to hotel acquisitions, dispositions and secondary offerings. 15

NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS PER DILUTED PAIRED SHARE FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2018 AND 2017 (In thousands, except per share and per Paired Share data) (Unaudited) Three Months Ended Nine Months Ended September 30, September 30, 2018 2017 2018 2017 Net income per Extended Stay America, Inc. common share - $ 0.38 $ 0.28 $ 0.80 $ 0.66 diluted Net income attributable to Extended Stay America, Inc. common $ 71,902 $ 53,876 $ 151,810 $ 128,752 shareholders Noncontrolling interests attributable to Class B 3,786 12,370 20,535 3,274 common shares of ESH REIT 50,807 56,145 Real estate depreciation and amortization 155,788 169,327 - - Impairment of long-lived assets 43,600 20,357 (3,517) - (Gain) loss on sale of hotel properties (41,599) 1,897 Tax effect of adjustments to net income attributable to Extended (7,897) (13,138) (26,502) (44,835) Stay America, Inc. common shareholders 115,081 109,253 Funds from Operations 303,632 278,772 - - Debt modification and extinguishment costs 1,621 1,168 - 103 Loss on interest rate swap - 356 - (24) Tax effect of adjustments to Funds from Operations (274) (354) $ 115,081 $ 109,332 Adjusted Funds from Operations $ 304,979 $ 279,942 Adjusted Funds from Operations $ 0.61 $ 0.57 per Paired Share – diluted $ 1.60 $ 1.44 Weighted average Paired Shares 189,253 193,331 outstanding – diluted 190,111 194,001 16

NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2018 AND 2017

(In thousands, except per share and per Paired Share data)
(Unaudited)

Three Months Ended September 30,			Nine Months Ended September 30,	
2018	2017		2018	2017
$ 0.38	$ 0.28	Net income per Extended Stay America, Inc. common share - diluted	$ 0.80	$ 0.66
$ 71,902	$ 53,876	Net income attributable to Extended Stay America, Inc. common shareholders	$ 151,810	$ 128,752
3,786	12,370	Noncontrolling interests attributable to Class B common shares of ESH REIT	20,535	3,274
75,688	66,246	Paired Share Income	172,345	132,026
-	-	Debt modification and extinguishment costs	1,621	1,168
(251) (1)	(278) (1)	Other non-operating (income) expense	48 (1)	(426) (1)
-	-	Impairment of long-lived assets	43,600	20,357
(3,517)	-	(Gain) loss on sale of hotel properties	(41,599)	1,897
1,783 (2)	2,314 (3)	Other expenses	2,831 (4)	9,333 (5)
331	(477)	Tax effect of adjustments to Paired Share Income	(1,088)	(7,570)
$ 74,034	$ 67,805	Adjusted Paired Share Income	$ 177,758	$ 156,785
$ 0.39	$ 0.35	Adjusted Paired Share Income per Paired Share – diluted	$ 0.94	$ 0.81
189,253	193,331	Weighted average Paired Shares outstanding – diluted	190,111	194,001

(1) Includes impact of foreign currency transaction gain/loss and gain/loss related to interest rate swap.

(2) Includes loss on disposal of assets of approximately $1.9 million and costs related to hotel acquisitions and dispositions.

(3) Includes loss on disposal of assets of approximately $2.1 million and costs related to hotel acquisitions, dispositions and secondary offerings.

(4) Includes loss on disposal of assets of approximately $2.6 million and costs related to hotel acquisitions and dispositions.

(5) Includes loss on disposal of assets of approximately $8.1 million and costs related to hotel acquisitions, dispositions and secondary offerings.

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TOTAL REVENUES AND NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA FOR THE YEAR ENDING DECEMBER 31, 2018 (OUTLOOK) (In thousands) (Unaudited) Year Ending December 31, 2018 (Outlook) Low High Total revenues $ 1,271,000 $ 1,277,000 Net income $ 201,857 $ 208,918 Interest expense, net 128,000 128,000 Income tax expense 41,344 41,283 Depreciation and amortization 209,000 209,000 EBITDA 580,201 587,201 Equity-based compensation 7,750 7,750 Other non-operating expense 48 (1) 48 (1) Impairment of long-lived assets 43,600 43,600 Gain on sale of hotel properties (41,599) (41,599) Other expense 6,000 (2) 6,000 (2) Adjusted EBITDA $ 596,000 $ 603,000 (1) Includes foreign currency transaction loss. (2) Includes loss on disposal of assets and other non-operating expenses, including costs related to hotel acquisitions and dispositions. 18

NON-GAAP RECONCILIATION OF NET INCOME TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE FOR THE YEAR ENDING DECEMBER 31, 2018 (OUTLOOK) (In thousands, except per share and per Paired Share data) (Unaudited) Year Ending December 31, 2018 (Outlook) Low High Net income per Extended Stay America, Inc. common share - diluted $ 0.57 $ 0.59 Net income attributable to Extended Stay America, Inc. common shareholders $ 107,654 $ 112,570 Noncontrolling interests attributable to Class B common shares of ESH REIT 94,187 96,332 Paired Share Income 201,841 208,902 Debt modification and extinguishment costs 1,621 1,621 Other non-operating expense 48 (1) 48 (1) Impairment of long-lived assets 43,600 43,600 Gain on sale of hotel properties (41,599) (41,599) Other expense 6,000 (2) 6,000 (2) Tax effect of adjustments to Paired Share Income (1,644) (1,547) Adjusted Paired Share Income $ 209,867 $ 217,025 Adjusted Paired Share Income per Paired Share – diluted $ 1.10 $ 1.14 Weighted average Paired Shares outstanding – diluted 190,111 190,111 (1) Includes impact of foreign currency transaction gain/loss. (2) Includes loss on disposal of assets and other non-operating expenses, including costs related to hotel acquisitions and dispositions. 19